SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006

SCPIE HOLDINGS INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 15, 2006, the Chief Executive Officer of SCPIE Holdings, Inc. sent Joseph Stilwell the letter filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

99.1	Letter dated August 15, 2006, from Donald J. Zuk to Joseph Stilwell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 15, 2006	SCPIE HOLDINGS INC.

	By:	/s/ Robert B. Tschudy
	Name:	Robert B. Tschudy
	Its:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1.	Letter dated August 15, 2006, from Donald J. Zuk to Joseph Stilwell.